UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)   February 23, 2006
                                             -----------------

                            Moller International, Inc
                           --------------------------
             (Exact name of registrant as specified in its chapter)

         CALIFORNIA                   000-33173                   68-0006075
         ----------                   ---------                   ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation               File Number)           Identification No.)

  1222 RESEARCH PARK DRIVE, DAVIS CA                                95616
  ----------------------------------                                -----
(Address of principal executive offices)                         (Zip Code)


                        Telephone Number: (530) 756-5086
                                                --------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)



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7.01 Regulation FD Disclosure

Moller International, Inc's common shares have been accepted for quotation on the NASD Over the Counter Bulletin Board (OTCBB) under the symbol MLER.OB. The Company's new trading symbol became effective February 23, 2006.

Moller International was formed in 1983 and is the developer of the roadable Skycar(R) aircraft, a four-person Vertical Takeoff and Landing Vehicle (VTOL) that is currently being prepared for additional flight-testing. The aircraft uses the Company's Rotapower(R) rotary engine designed specifically for compact, high power-to-weight applications.

A press announcement of this event was distributed via Business Wire on February 22, 2006 at 7:04 pm U.S. Eastern Time (4:04 pm U.S. Pacific Time). For reference, the announcement is identified as BW# 6090.

Skycar(R) and Rotapower(R) are registered trademarks of Moller International in the USA and other countries.

Safe Harbor Statement

Except for historic information contained in this release, the statements in this news release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause a company's actual results in the future to differ materially from forecasted results. These risks and uncertainties include, among other things, the company's ability to attract qualified management, raise sufficient capital to execute its business plan, and effectively compete against similar companies.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                    Paul S. Moller, President
                                                    -------------------------
                                                           (Registrant)

                                                   /s/ Paul S. Moller
Date 23 February 2006                              ------------------
     ----------------                              (Signature)*